UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE

Item 1.01 Entry into a Material Definitive Agreement.
On December 15, 2021, Comstock Mining Inc. (the “Company”), agreed to enter into a secured promissory note (the “Promissory Note”) with GHF Inc., as lender (“Lender”). The Promissory Note has an aggregate principal amount of $5,000,000, which includes $450,000 original issue discount, a per annum interest rate of 6% and a maturity date of December 15, 2024. Interest is payable monthly on the Promissory Note.

Principal is payable in full on the maturity date and contains covenants that prohibit transfer or negotiation of the Promissory Note except as set forth in the terms.

If the Company does not pay the Promissory Note in full prior to December 15, 2022, the Company must issue two-year warrants to the Lender that allow the Lender to purchase 1,000,000 shares of the Company’s common stock, with 500,000 of such shares at a price per share of 150% of the 20-day VWAP of the Company’s common stock as determined on December 15, 2022 and 500,000 of such shares at a price per share of 135% of the 20-day VWAP of the Company’s common stock as determined on December 15, 2022.

The net proceeds of the Promissory Note will primarily be used for increased investment in LINICO Corporation and general corporate purposes.

Events of default on the Promissory Note include insolvency and failure to pay. The default interest rate on the Promissory Note is 17%. The Promissory Note can be repaid at any time without penalty or premium.

The foregoing summary of the terms of the Promissory Note is not intended to be exhaustive and is qualified in its entirety by the terms of the form of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Form of Promissory Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: December 21, 2021	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer